                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                          --------------------------

                              AMENDMENT NO. 1 to

                                CURRENT REPORT

                                  ON FORM 8-K

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

               Date of report (date of earliest event reported):
                               November 30, 2000

                Exact name of registrants as specified
Commission      in their charters, address of principal    State of             I.R.S. Employer
File Number     executive offices, and telephone number    Incorporation        Identification No.

1-15929         PROGRESS  ENERGY, INC.                     North Carolina       56-2155481
                411 Fayetteville Street
                Raleigh, North Carolina 27601-1748
                Telephone:  (919) 546-6411

     The address of the registrant has not changed since the last report.

================================================================================

The registrant hereby amends Item 7 of the Current Report on Form 8-K dated November 30, 2000 to include financial statements of business acquired and pro forma financial information in accordance with Item 7(a) (4). Except as set forth in Item 7 below, no other changes are made to the Current Report on Form 8-K dated November 30, 2000.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)  Financial Statements of Business Acquired:

The audited financial statements of Florida Progress Corporation and Florida Power Corporation as of December 31, 1999 and 1998 and for the three years ended December 31, 1999, together with the report thereon by KPMG LLP, independent certified public accountants for Florida Progress Corporation and Florida Power Corporation, are included in Item 8 on Form 10-K that is attached as Exhibit
13.1 and incorporated herein by reference. The unaudited financial statements of Florida Progress Corporation and Florida Power Corporation as of September 30, 2000 and for the three and nine months ended September 30, 2000 and 1999 are included in Item 1 on Form 10-Q that is attached as Exhibit 13.2 and incorporated herein by reference.

     (b)  Pro Forma Financial Information.

On June 19, 2000 Carolina Power & Light Company (CP&L) was reorganized into a holding company structure and all of the shares of common stock of CP&L were exchanged for an equal number of shares of common stock of CP&L Energy, Inc. (CP&L Energy). On December 4, 2000, CP&L Energy changed its name to Progress Energy, Inc. (Progress Energy).

The Unaudited Pro Forma Combined Condensed Financial Statements of Progress Energy and Florida Progress (the "Pro Forma Financial Statements"), which are Exhibits to this filing, illustrate the pro forma effects of the share exchange between Progress Energy and Florida Progress accounted for as a purchase business combination. The Unaudited Pro Forma Combined Condensed Balance Sheet has been prepared as if the share exchange had occurred on September 30, 2000, using actual November 30, 2000 share exchange data. The Unaudited Pro Forma Combined Condensed Statements of Income have been prepared as if the share exchange had been consummated on January 1, 1999, using purchase accounting adjustments that were calculated based on the Unaudited Pro Forma Combined Condensed Balance Sheet.

A final determination of required purchase accounting adjustments has not been completed; accordingly, the purchase accounting adjustments made in the development of the Pro Forma Financial Statements are preliminary and have been made solely for purposes of developing the pro forma information. The unaudited pro forma financial information is presented for illustration purposes only in accordance with the assumptions set forth therein; is not necessarily indicative of the operating results or financial position that would have occurred based on the share exchange having occurred as of the dates indicated; nor is it necessarily indicative of future operating results or financial position of the combined enterprise.

The Pro Forma Financial Statements do not contain any adjustments to reflect cost savings or other benefits anticipated as a result of the share exchange and integration of the companies, nor do they contain anticipated integration costs.

     (c)  Exhibits.

       1.1 Amended and Restated Agreement and Plan of Exchange, dated as of August 22, 1999, as amended and restated as of March 3, 2000, among Carolina Power & Light Company, CP&L Energy, Inc. and Florida Progress Corporation (incorporated by reference to Annex A of CP&L Energy's definitive joint proxy statement/prospectus contained in CP&L Energy's Registration Statement on Form S-4) (File No. 333-40836).

       4.1 Contingent Value Obligation Agreement, dated as of November 30, 2000, between CP&L Energy, Inc. and The Chase Manhattan Bank, as Trustee (filed previously).

      13.1 Financial statements of Florida Progress Corporation and Florida Power Corporation as of December 31, 1999 and 1998 and for the three years ended December 31, 1999 (File Nos. 1-8349 and 1-3274) (filed herewith).

      13.2 Financial statements of Florida Progress Corporation and Florida Power as of September 30, 2000 and for the three and nine months ended September 30, 2000 and 1999 (File Nos. 1-8349 and 1-3274) (filed herewith).

      23.1   Consent of KPMG LLP (filed herewith).

      99.1   Press Release, dated November 30, 2000 (filed previously).

      99.2 Progress Energy, Inc. unaudited pro forma combined condensed financial statements and related footnotes, as of and for the nine months ended September 30, 2000 and for the year ended December 31, 1999. (filed herewith)

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                           PROGRESS ENERGY, INC.
                                                                      Registrant

                                                      By: /s/ Peter M. Scott III
                                                         -----------------------
                                                              Peter M. Scott III
                                                    Executive Vice President and
                                                         Chief Financial Officer



                                                  By: /s/ Robert H. Bazemore, Jr
                                                     ---------------------------
                                                          Robert H. Bazemore, Jr
                                                   Vice President and Controller
                                                      (Chief Accounting Officer)


Date:  January 24, 2001

                               INDEX TO EXHIBITS

Exhibit Number        Description of Exhibit
--------------        ----------------------

     1.1 Amended and Restated Agreement and Plan of Exchange, dated as of August 22, 1999, as amended and restated as of March 3, 2000, among Carolina Power & Light Company, CP&L Energy, Inc. and Florida Progress Corporation (incorporated by reference to Annex A of CP&L Energy's definitive joint proxy statement/prospectus contained in CP&L Energy's Registration Statement on Form S-4) (File No. 333-40836).

     4.1 Contingent Value Obligation Agreement, dated as of November 30, 2000, between CP&L Energy, Inc. and The Chase Manhattan Bank, as Trustee (filed previously).

    13.1 Financial statements of Florida Progress Corporation and Florida Power Corporation as of December 31, 1999 and 1998 and for the three years ended December 31, 1999.

    13.2 Financial statements of Florida Progress Corporation and Florida Power Corporation as of September 30, 2000 and for the three and nine months ended September 30, 2000 and 1999.

    23.1              Consent of KPMG LLP.

    99.1              Press Release, dated November 30, 2000 (filed previously).

    99.2 Progress Energy, Inc. unaudited pro forma combined condensed financial statements and related footnotes, as of and for the nine months ended September 30, 2000 and for the year ended December 31, 1999.